Exhibit 20.1
                                                          Computational Material






         Nomura Securities International, Inc. - Structured Finance Desk

                               ------------------
                                 Trading Desk:
                                      1820
                               ------------------

               Consumer Portfolio Services Auto Receivables Trust
                        Asset Backed Notes, Series 1998-3
                                  $235,532,000
                                 Public Offering



------- --------------- ------------------- ------------ -------------- ----------------- -----------
 Class   Class Size ($)   Expected Ratings     Average    Stated Final    Payment Window   Day Count
                             S&P/Moody's        Life        Maturity
------- --------------- ------------------- ------------ -------------- ----------------- -----------
  A-1       36,000,000      A-1+ / P-1         0.18          8/99         8/98 -  12/98     Act/360
------- --------------- ------------------- ------------ -------------- ----------------- -----------
  A-2       92,000,000      AAA / Aaa          1.00          10/01        12/98 -  5/00      30/360
------- --------------- ------------------- ------------ -------------- ----------------- -----------
  A-3       25,000,000      AAA / Aaa          2.00          6/02         5/00  - 10/00      30/360
------- --------------- ------------------- ------------ -------------- ----------------- -----------
  A-4       82,532,000      AAA / Aaa          3.23          10/03        10/00 -  4/03      30/360
------- --------------- ------------------- ------------ -------------- ----------------- -----------

Issuer:                             CPS Auto Receivables Trust 1998-3

Seller:                             CPS Receivables Corp.

Servicer:                           Consumer Portfolio Services, Inc. ("CPS")

Indenture Trustee:                  Norwest Bank Minnesota, N.A.

Backup Servicer:                    Norwest Bank Minnesota, N.A.

Owner Trustee:                      Bankers Trust (Delaware)

Bond Insurer:                       Financial Security Assurance Inc. ("FSA")

Rating Agencies:                    Standard  &  Poor's  and  Moody's  Investors
                                    Service

Underwriter:                        Nomura Securities International, Inc.

Anticipated Pricing Date:           July 27, 1998

Anticipated Closing Date:           July 31, 1998

Payment Date:                       15th of each month  commencing  August
                                    15, 1998

Record Date:                        10th day of each month

Delay:                              0 day delay

Pricing Assumption:                 1.5% ABS

Call Feature:                       10% clean-up

ERISA:                              Yes

SMMEA:                              No

Form of Offering:                   Book-entry form, same-day funds through DTC


--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/23/98          reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

        Nomura Securities International, Inc. - Structured Finance Desk
                        CPS AUTO RECEIVABLES TRUST 1998-3


Structure:                          Sequential pay structure collateralized by a
                                    pool  of  fixed   rate   automobile   loans.
                                    Interest   will  be  paid  to  all   classes
                                    concurrently.   Principal   will   be   paid
                                    sequentially    to   the   lowest   numbered
                                    outstanding   class   until  such  class  is
                                    reduced to zero, then to the next lowest numbered outstanding class.

Credit Enhancement:                 The   Class  A  Notes   will  be   initially
                                    supported by over-collateralization (O/C) of
                                    2% and a cash Spread  Account  deposit of 8%
                                    of the initial  aggregate  principal balance
                                    of the Receivables.  Excess cashflow is used
                                    to grow  the  O/C to 10% of the  outstanding
                                    balance of the Receivables and,  thereafter,
                                    cashflows  are  allocated  so as to maintain
                                    the  O/C at 10% of the  outstanding  balance
                                    for  the  life of the  transaction.  On each
                                    Payment  Date on which  the O/C  target  has
                                    been   satisfied,   excess  spread  will  be
                                    applied to increase  or maintain  the amount
                                    on  deposit  in  the  Spread  Account  at an
                                    amount   equal   to  11%   of  the   current
                                    outstanding   principal   balance   of   the
                                    Receivables (subject to a floor of 2.5% of the initial aggregate principal balance of the Receivables).

                                    Credit   Enhancement   is  provided  by  the
                                    following mechanisms:

                                    (1) Excess Spread

                                    (2) Over-Collateralization

                                    (3) Spread Account

                                    (4) 100%  FSA  Insurance   Policy   covering
                                        timely payment of interest and principal as defined

(1) Excess Spread:                  The  weighted  average  coupon  rate  on the
                                    Receivables is generally expected to be higher than the sum of (a) the servicing and other fees, and (b) the weighted average pass through rate on the Notes. Excess collections will be available, to the extent required, to fund payments on the Notes on each Payment Date.

(2) Over-Collateralization:         Excess  Spread  (as   described   above)  is
                                    applied,   to  the  extent   available   and
                                    required,  to make  accelerated  payments of
                                    principal   to  the  class  of  Notes   then
                                    entitled   to   receive   distributions   of
                                    principal; such application will cause the aggregate principal balance of the Notes to pay down more rapidly than the Receivables, thus increasing the O/C amount.

(3) Spread Account:                 The  Spread  Account  will  have an  initial
                                    deposit  of  8%  of  the  initial  aggregate
                                    principal  balance of the  Receivables.  The
                                    requisite amount of the Spread Account shall
                                    be maintained at 8% of the initial aggregate
                                    principal  balance of the Receivables  until
                                    the O/C target  has been met.  At that time,
                                    the amount  required to be on deposit in the
                                    Spread   Account  shall  equal  11%  of  the
                                    outstanding   principal   balance   of   the
                                    Receivables,  subject  to a floor of 2.5% of
                                    the initial  aggregate  principal balance of
                                    the  Receivables.  To the extent that on any
                                    Payment  Date the  amount on  deposit in the
                                    Spread Account  exceeds the amount  required
                                    to be on deposit therein, after satisfaction
                                    of the O/C  target,  such  excess  shall  be
                                    released  to the  Seller.  Through  a  cross
                                    collateralization   program  implemented  by
                                    FSA, monies in the Spread Account may, in certain circumstances, be used to cover losses in existing and future CPS issues guaranteed by FSA. The Spread Account may be terminated, or the amount required to be on deposit therein may be modified, by FSA without the consent of the Noteholders.

(4) FSA Policy:                     FSA will issue an Insurance Policy that will
                                    unconditionally and irrevocably guarantee to the Class A Noteholders timely payment of the distribution amounts of interest and principal on each payment date.

--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/23/98          reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

        Nomura Securities International, Inc. - Structured Finance Desk
                        CPS AUTO RECEIVABLES TRUST 1998-3

Structural Considerations:          (1)   Cross  Default:  FSA will require that
                                          an   Insurance   Agreement   Event  of
                                          Default  under any other  existing  or
                                          future  CPS  Auto  Receivable  Trusts,
                                          guaranteed by FSA, will  constitute an
                                          Insurance  Agreement  Event of Default
                                          under the CPS Auto  Receivable  Trusts
                                          Series  1998-3  issue.  The  Insurance
                                          Agreement   Events   of   Default   in
                                          existing or future transactions may be
                                          modified,  amended  or  waived  by FSA
                                          without Noteholder  consent.  Remedies
                                          available  to FSA in the  event of the
                                          occurrence  of an Insurance  Agreement
                                          Event of Default  include  raising the
                                          required  Spread  Account  amount  and
                                          terminating CPS as Servicer.

                                    (2)   Credit Enhancement Levels: As a result
                                          of collateral performance,  the credit
                                          enhancement   levels  (initial  Spread
                                          Account  deposits  plus O/C) have been
                                          increased for the Series 1998-3 issue.


Collateral:                         Motor  vehicle  retail   installment   sales
                                    contracts made to borrowers who would not be
                                    expected   to   qualify   for    traditional
                                    financing (sub-prime borrowers),  secured by
                                    new and used motor  vehicles  and light duty
                                    trucks,  vans and mini-vans purchased by CPS
                                    and its affiliates,  Samco  Acceptance Corp.
                                    (`Samco')  and Linc  Acceptance  Company LLC
                                    (`Linc'),   from   Dealers   and   financial
                                    institutions  who  regularly  originate  and
                                    sell   such   contracts   to  CPS   and  its
                                    affiliates.

Servicing/Trustee Fees:             The Receivables are subject to certain
                                    fees, including a Servicing Fee of 2.00% per annum payable monthly and based on the current aggregate principal balance of the Receivables. Fees payable to the Trustee, Collateral Agent, and Backup Servicer equal to a per annum rate of 0.04% on the current aggregate principal balance of the Notes will be payable by the Trust.

Tax Considerations:                 The Trust  will not be  characterized  as an
                                    association taxable as a corporation or as a publicly traded partnership. The Class A
                                    Notes will be characterized as debt for federal income tax purposes.

Prospectus:                         The Class A Notes are being offered pursuant
                                    to a Prospectus  which includes a Prospectus
                                    Supplement  (together,   the  `Prospectus').
                                    Complete  information  with  respect  to the
                                    Class  A  Notes   and  the   collateral   is
                                    contained  in the  Prospectus.  The material
                                    presented   herein  is   qualified   in  its
                                    entirety by the information appearing in the
                                    Prospectus.  To the extent that the material
                                    herein is inconsistent  with the Prospectus,
                                    the Prospectus shall govern in all respects.
                                    Sales  of  the  Class  A  Notes  may  not be
                                    consummated   unless   the   purchaser   has
                                    received the Prospectus.

Origination:                        The Receivables  were  originated  under the
                                    following programs:

                                    (1)  Standard Program;

                                    (2) First  Time   Buyers,   for  first  time
                                        automobile buyers, with higher credit standards than the Standard Program;

                                    (3) Alpha Program, for buyers who exceed the
                                        credit   guidelines   of  the   Standard
                                        Program;

                                    (4) Super  Alpha  Program,  for  buyers  who
                                        exceed the credit guidelines of the Alpha Program;

                                    (5) Delta  Program,   for  buyers  who  fall
                                        beneath the credit guidelines of the Standard Program and

                                    (6) Linc   Program,   offered  by  Linc  and
                                        including credit requirements which are slightly more stringent than those under the Alpha Program.

                                    The  Receivables  were originated by CPS and
                                    its affiliates,  Samco and Linc. Samco is an
                                    80%   owned   subsidiary   of   CPS,   which
                                    originates   loans   to  CPS'   underwriting
                                    criteria   through    independent    finance
                                    companies located primarily in rural areas of the South and Southeast. Linc is an 80% owned subsidiary of CPS which originates loans to the underwriting criteria of the Linc Program from deposit institutions such as banks, thrifts, and credit unions.

--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/23/98          reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

        Nomura Securities International, Inc. - Structured Finance Desk
                        CPS AUTO RECEIVABLES TRUST 1998-3



                               Derived Information


                               $235,532,000 Notes



               Consumer Portfolio Services Auto Receivables Trust
                        Asset Backed Notes, Series 1998-3





--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/23/98          reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

        Nomura Securities International, Inc. - Structured Finance Desk
                        CPS AUTO RECEIVABLES TRUST 1998-3



To Maturity

----------- ------------- -------- ------------- -------------- --------------- ------------ ----------- -------------
Securities       Size      Class %   Benchmark    Expected WAL     Est. Prin.     Expected     Stated     Expected
   (1)                    of Coll.                                Pmt. Window      Final        Final      Ratings
                                                                    (mos.)        Maturity     Maturity   S&P/Moody's
----------- ------------- -------- ------------- -------------- --------------- ------------ ----------- -------------
   A-1       $36,000,000  14.98       2M LIBOR       0.18             1-5          12/98        8/99       A-1+/P-1
----------- ------------- -------- ------------- -------------- --------------- ------------ ----------- -------------
   A-2       $92,000,000  38.28      12M LIBOR       1.00            5-22          5/00        10/01       AAA/Aaa
----------- ------------- -------- ------------- -------------- --------------- ------------ ----------- -------------
   A-3       $25,000,000  10.40       6% 8/00        2.00            22-27         10/00        6/02       AAA/Aaa
----------- ------------- -------- ------------- -------------- --------------- ------------ ----------- -------------
   A-4       $82,532,000  34.34     6 1/4% 10/01     3.23            27-57         4/03        10/03       AAA/Aaa
----------- ------------- -------- ------------- -------------- --------------- ------------ ----------- -------------



To Clean-up Call

----------- ------------- --------- -------------- ------------- -------------- ------------ ---------- ---------------
Securities      Size        Class %    Benchmark    Expected WAL    Est. Prin.    Expected     Stated       Expected
   (1)                                                             Pmt. Window      Final      Final         Ratings
                                                                     (mos.)       Maturity    Maturity     S&P/Moody's
----------- ------------- --------- -------------- ------------- -------------- ------------ ---------- ---------------
   A-4       $82,532,000    34.34     6 1/4% 10/01      3.12         27-45          4/02         N/A         AAA/Aaa
----------- ------------- --------- -------------- ------------- -------------- ------------ ---------- ---------------

(1) Prepayments are sized at 1.50 ABS


--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/23/98          reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

        Nomura Securities International, Inc. - Structured Finance Desk
                        CPS AUTO RECEIVABLES TRUST 1998-3



                              PROJECTED PERFORMANCE
                      Under Varying Prepayment Assumptions


To Maturity


ABS Speed                     0.00      1.00     1.50     1.75      2.00

Class A-1
Average Life (yrs)            0.29      0.20     0.18     0.16      0.15
Window (begin-end) (mos.)      1-8      1-5       1-5      1-4       1-4
Expected Final Maturity       3/99     12/98     12/98    11/98     11/98

Class A-2
Average Life (yrs)            1.85      1.21     1.00     0.92      0.84
Window (begin-end) (mos.)     8-36      5-26     5-22     4-20      4-18
Expected Final Maturity       7/01      9/00     5/00     3/00      1/00

Class A-3
Average Life (yrs)            3.18      2.38     2.00     1.83      1.69
Window (begin-end) (mos.)     36-42    26-32     22-27    20-25     18-23
Expected Final Maturity       1/02      3/01     10/00    8/00      6/00

Class A-4
Average Life (yrs)            4.12      3.63     3.23     3.00      2.76
Window (begin-end) (mos.)     42-57    32-57     27-57    25-57     23-49
Expected Final Maturity       4/03      4/03     4/03     4/03      8/02


To Clean-up Call


ABS Speed                     0.00       1.00    1.50     1.75      2.00

Class A-4
Average Life (yrs)            4.08       3.55    3.12     2.89      2.65
Window (begin-end) (mos.)     42-54     32-50    27-45    25-42     23-38
Expected Final Maturity       1/03       9/02    4/02     1/02      9/01



--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/23/98          reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

         Nomura Securities International, Inc. - Structured Finance Desk
                        CPS AUTO RECEIVABLES TRUST 1998-3




                               Collateral Summary


--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/23/98          reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        NOMURA ASSET CAPITAL CORPORATION             Page 1 of 4
                       CPS SECURITY 1998-3 SENT 07/02/98
Records:    18,847
Balance:    240,339,160.19
Selection:  All Records
--------------------------------------------------------------------------------


                             No of      % of           Total            % of
Current Balance              Loans      Count         Balance          Balance
---------------              -----      -----         -------          -------

     0.01-    5,000.00         126       0.67        546,383.38         0.23
 5,000.01-   10,000.00       4,037      21.42     33,989,045.42        14.14
10,000.01-   15,000.00      10,422      55.30    129,397,411.64        53.84
15,000.01-   20,000.00       3,428      18.19     58,146,021.89        24.19
20,000.01-   25,000.00         801       4.25     17,411,309.11         7.24
25,000.01-   30,000.00          33       0.18        848,988.75         0.35

Total:                      18,847     100.00    240,339,160.19       100.00

Min: 1,045  Max: 27,493  Avg: 12,752



                      No of     % of             Total           % of
Gross Coupon          Loans    Count            Balance         Balance
------------          -----    -----            -------         -------

15.501-16.000             1     0.01           22,723.78           0.01
16.501-17.000           354     1.88        5,341,017.90           2.22
17.001-17.500           179     0.95        2,659,588.01           1.11
17.501-18.000         2,232    11.84       31,427,137.70          13.08
18.001-18.500           262     1.39        3,630,512.87           1.51
18.501-19.000         2,314    12.28       32,992,606.85          13.73
19.001-19.500            13     0.07          164,154.61           0.07
19.501-20.000         1,803     9.57       24,980,158.16          10.39
20.001-20.500         1,656     8.79       22,719,156.20           9.45
20.501-21.000         5,502    29.19       66,778,742.74          27.79
21.001-21.500           109     0.58        1,153,346.43           0.48
21.501-22.000           729     3.87        8,843,205.83           3.68
22.001-22.500             5     0.03           58,589.13           0.02
22.501-23.000         1,300     6.90       14,822,295.87           6.17
23.001-23.500            23     0.12          237,273.07           0.10
23.501-24.000         2,207    11.71       22,942,983.59           9.55
24.001-24.500             7     0.04           86,680.83           0.04
24.501-25.000           114     0.60        1,159,432.58           0.48
25.001-25.500             6     0.03           52,869.90           0.02
25.501-26.000             6     0.03           49,599.03           0.02
26.501-27.000             3     0.02           27,127.24           0.01
27.001-27.500             3     0.02           19,094.52           0.01
27.501-28.000             3     0.02           25,263.28           0.01
28.501-29.000            10     0.05           87,638.67           0.04
29.001-29.500             2     0.01           13,981.22           0.01
29.501-30.000             4     0.02           43,980.18           0.02

Total:               18,847   100.00      240,339,160.19         100.00

Min: 15.950   Max: 30.000  WAC: 20.447



                       No of        % of           Total             % of
Original Term          Loans        Count         Balance           Balance
-------------          -----        -----         -------           -------

19- 24                    92        0.49          526,800.94          0.22
25- 30                   147        0.78        1,075,262.30          0.45
31- 36                   618        3.28        5,037,244.09          2.10
37- 42                   458        2.43        4,443,044.82          1.85
43- 48                 1,762        9.35       18,165,357.54          7.56
49- 54                 1,329        7.05       16,092,435.72          6.70
55- 60                14,441       76.62      194,999,014.78         81.13

Total:                18,847      100.00      240,339,160.19        100.00

Min: 24   Max: 60  Wgt Avg: 57.6


--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/23/98          reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        NOMURA ASSET CAPITAL CORPORATION             Page 2 of 4
                       CPS SECURITY 1998-3 SENT 07/02/98
Records:    18,847
Balance:    240,339,160.19
Selection:  All Records
--------------------------------------------------------------------------------


                    No of       % of             Total              % of
Remaining Term      Loans       Count           Balance            Balance
--------------      -----       -----           -------            -------
19- 24                92         0.49          526,800.94            0.22
25- 30               148         0.79        1,079,813.73            0.45
31- 36               618         3.28        5,035,828.81            2.10
37- 42               459         2.44        4,456,663.59            1.85
43- 48             1,764         9.36       18,196,311.61            7.57
49- 54             1,336         7.09       16,179,977.60            6.73
55- 60            14,430        76.56      194,863,763.91           81.08

Total:            18,847       100.00      240,339,160.19          100.00

Min: 21   Max: 60  Wgt Avg: 56.7


                    No of       % of             Total              % of
Year                Loans       Count           Balance            Balance
----                -----       -----           -------            -------
90                   107        0.57          805,481.11            0.34
91                   279        1.48        2,193,352.33            0.91
92                   552        2.93        4,927,961.83            2.05
93                 1,181        6.27       11,868,728.42            4.94
94                 2,395       12.71       27,190,270.02           11.31
95                 5,018       26.62       62,817,398.47           26.14
96                 4,357       23.12       58,334,570.18           24.27
97                 3,461       18.36       48,008,903.02           19.98
98                 1,485        7.88       24,005,811.14            9.99
99                    12        0.06          186,683.67            0.08

Total:            18,847      100.00      240,339,160.19          100.00



                     No of       % of             Total              % of
New or Used          Loans       Count           Balance            Balance
-----------          -----       -----           -------            -------
New                  1,371        7.27       21,968,477.72            9.14
Used                17,476       92.73      218,370,682.47           90.86

Total:              18,847      100.00      240,339,160.19          100.00


--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/23/98          reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        NOMURA ASSET CAPITAL CORPORATION             Page 3 of 4
                       CPS SECURITY 1998-3 SENT 07/02/98
Records:    18,847
Balance:    240,339,160.19
Selection:  All Records
--------------------------------------------------------------------------------


State               No of       % of             Total              % of
Concentrations      Loans       Count           Balance            Balance
--------------      -----       -----           -------            -------
CA                  3,384       17.96       45,656,756.59           19.00
FL                  1,257        6.67       15,891,893.01            6.61
NC                  1,157        6.14       15,420,378.26            6.42
TX                  1,116        5.92       14,899,131.82            6.20
AL                  1,040        5.52       13,057,850.53            5.43
LA                    996        5.28       12,982,914.54            5.40
PA                  1,005        5.33       12,555,024.13            5.22
MI                    884        4.69       11,233,838.04            4.67
IL                    876        4.65       10,587,808.44            4.41
GA                    667        3.54        8,454,152.84            3.52
TN                    642        3.41        7,759,040.05            3.23
NY                    621        3.29        7,524,218.52            3.13
MD                    442        2.35        5,671,424.72            2.36
SC                    400        2.12        5,094,582.25            2.12
WA                    359        1.90        4,638,893.12            1.93
IN                    389        2.06        4,564,868.10            1.90
NJ                    345        1.83        4,306,983.71            1.79
OH                    368        1.95        4,261,200.50            1.77
NV                    332        1.76        4,098,905.63            1.71
MS                    309        1.64        3,914,194.66            1.63
MN                    300        1.59        3,618,831.90            1.51
VA                    264        1.40        3,494,795.71            1.45
HI                    279        1.48        3,366,102.89            1.40
KY                    240        1.27        2,753,404.80            1.15
Other               1,175        6.23       14,531,965.43            6.05

Total:             18,847      100.00      240,339,160.19          100.00



                    No of       % of             Total              % of
Contract Date       Loans       Count           Balance            Balance
-------------       -----       -----           -------            -------
1997-05                 1        0.01            9,852.99            0.00
1997-08                 1        0.01           11,874.58            0.00
1997-10                 1        0.01           13,618.77            0.01
1997-11                 5        0.03           69,901.86            0.03
1997-12                 4        0.02           47,131.45            0.02
1998-01                15        0.08          173,535.01            0.07
1998-02               105        0.56        1,206,455.35            0.50
1998-03             1,213        6.44       14,900,346.53            6.20
1998-04             5,746       30.49       72,988,797.63           30.37
1998-05             8,042       42.67      103,040,145.31           42.87
1998-06             3,714       19.71       47,877,500.71           19.92

Total:             18,847      100.00      240,339,160.19          100.00



                    No of       % of             Total              % of
Rule 78             Loans       Count           Balance            Balance
-------             -----       -----           -------            -------
NO                 15,380       81.60      194,551,311.78            80.95
YES                 3,467       18.40       45,787,848.41            19.05

Total:             18,847      100.00      240,339,160.19           100.00

--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/23/98          reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        NOMURA ASSET CAPITAL CORPORATION             Page 4 of 4
                       CPS SECURITY 1998-3 SENT 07/02/98
Records:    18,847
Balance:    240,339,160.19
Selection:  All Records
--------------------------------------------------------------------------------



                    No of       % of             Total              % of
Program             Loans       Count           Balance            Balance
-------             -----       -----           -------            -------
ALPH                8,900       47.22      120,074,410.96            49.96
DELT                1,835        9.74       21,165,688.50             8.81
FTB                 1,634        8.67       17,413,914.76             7.25
LINC                  316        1.68        4,266,548.44             1.78
STD                 5,998       31.82       74,834,495.79            31.14
SUAL                  164        0.87        2,584,101.74             1.08

Total:             18,847      100.00      240,339,160.19           100.00



                    No of       % of             Total              % of
Source              Loans       Count           Balance            Balance
------              -----       -----           -------            -------

CPS                17,464       92.66      223,225,370.84            92.88
LINC                  316        1.68        4,266,548.44             1.78
SAMCO               1,067        5.66       12,847,240.91             5.35

Total:             18,847      100.00      240,339,160.19           100.00



Table                      Page
-----                      ----
Current Balance              1
Gross Coupon                 1
Original Term                1
Remaining Term               2
Year                         2
New or Used                  2
State Concentrations         3
Contract Date                3
Rule 78                      3
Program                      4
Source                       4


--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/23/98          reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        NOMURA ASSET CAPITAL CORPORATION             Page 1 of 1
                       CPS SECURITY 1998-3 SENT 07/02/98
Records:    18,847
Balance:    240,339,160.19
Selection:  All Records
--------------------------------------------------------------------------------


                                               Total         Total        % of
                        No of     % of        Original      Current      Current
Amount Financed         Loans     Count       Balance       Balance      Balance
---------------         -----     -----       -------       -------      -------
     0.01-  5,000.00      107     0.57      469,041.42      459,438.50     0.19
 5,000.01- 10,000.00    3,908    20.74   32,978,643.69   32,629,597.54    13.58
10,000.01- 15,000.00   10,452    55.46  130,063,549.13  129,105,357.88    53.72
15,000.01- 20,000.00    3,502    18.58   59,412,865.74   59,016,155.82    24.56
20,000.01- 25,000.00      845     4.48   18,392,270.47   18,282,424.08     7.61
25,000.01- 35,000.00       33     0.18      850,729.89      846,186.37     0.35

Total:                 18,847    100.00 242,167,100.34  240,339,160.19   100.00

Min: 2,597   Max: 27,849  Wgt Avg: 12,849


--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/23/98          reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

        Nomura Securities International, Inc. - Structured Finance Desk


                               ------------------
                                 Trading Desk:
                                      1820
                               ------------------


               Consumer Portfolio Services Auto Receivables Trust
                        Asset Backed Notes, Series 1998-3
                                  $235,532,000
                                 Public Offering



------- --------------- ------------------- ------------ -------------- ----------------- -----------
 Class   Class Size ($)   Expected Ratings     Average    Stated Final    Payment Window   Day Count
                             S&P/Moody's        Life        Maturity
------- --------------- ------------------- ------------ -------------- ----------------- -----------
  A-1      36,000,000      A-1+ / P-1          0.22         8/99           8/98 - 12/98      Act/360
------- --------------- ------------------- ------------ -------------- ----------------- -----------
  A-2      87,500,000      AAA / Aaa           1.00         10/01         12/98 - 4/00        30/360
------- --------------- ------------------- ------------ -------------- ----------------- -----------
  A-3      30,000,000      AAA / Aaa           2.00          6/02          4/00 - 10/00       30/360
------- --------------- ------------------- ------------ -------------- ----------------- -----------
  A-4      82,032,000      AAA / Aaa           3.28         10/03         10/00 - 4/03        30/360
------- --------------- ------------------- ------------ -------------- ----------------- -----------



Issuer:                             CPS Auto Receivables Trust 1998-3

Seller:                             CPS Receivables Corp.

Servicer:                           Consumer Portfolio Services, Inc. ("CPS")

Indenture Trustee:                  Norwest Bank Minnesota, N.A.

Backup Servicer:                    Norwest Bank Minnesota, N.A.

Owner Trustee:                      Bankers Trust (Delaware)

Bond Insurer:                       Financial Security Assurance Inc. ("FSA")

Rating Agencies:                    Standard  &  Poor's  and  Moody's  Investors
                                    Service

2a-7 Eligibility:                   Class A-1 Notes will be eligible  under Rule
                                    2a-7 of the Investment Company Act of 1940, as amended

Underwriter:                        Nomura Securities International, Inc.

Anticipated Pricing Date:           July 9, 1998

Anticipated Closing Date:           July 15, 1998

Payment Date:                       15th of each  month  commencing  August  15,
                                    1998

Record Date:                        10th day of each month

Delay:                              0 day delay

Pricing Assumption:                 1.5% ABS

Call Feature:                       10% clean-up

ERISA:                              Yes

SMMEA:                              No

Form of Offering:                   Book-entry form, same-day funds through DTC

--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/6/98           reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

        Nomura Securities International, Inc. - Structured Finance Desk
                        CPS AUTO RECEIVABLES TRUST 1998-3


Structure:                          Sequential pay structure collateralized by a
                                    pool  of  fixed   rate   automobile   loans.
                                    Interest   will  be  paid  to  all   classes
                                    concurrently.   Principal   will   be   paid
                                    sequentially    to   the   lowest   numbered
                                    outstanding Class A Note until such class is reduced to zero, then to the next lowest number outstanding Class A Note.

Credit Enhancement:                 The Notes  will be  initially  supported  by
                                    over-collateralization (O/C) of 2% and a cash Spread Account deposit of 3% of the initial aggregate principal balance of the Receivables. Excess cashflow is used to grow the O/C to 10% of the outstanding balance of the Receivables and, thereafter, cashflows are allocated so as to maintain the O/C at 10% of the outstanding balance for the life of the transaction. Once the O/C target has been satisfied, excess cashflow is used to build the Spread Account to 6% of the current outstanding principal balance of the Receivables from time to time subject to a floor of 2.5% of the initial aggregate principal balance of the Receivables.

                                    Credit   Enhancement   is  provided  by  the
                                    following mechanisms:

                                    (1)  Excess Spread

                                    (2)  Over-Collateralization

                                    (3)  Spread Account

                                    (4)  100%  FSA  Insurance   Policy  covering
                                         timely   payment   of  interest     and
                                         principal

(1) Excess Spread:                  The  weighted  average  coupon  rate  on the
                                    Receivables is generally expected to be higher than the sum of (a) the servicing and other fees, and (b) the weighted average pass through rate on the Notes. Excess collections will be available, to the extent required, to fund payments on the Notes on each Payment Date.

(2) Over-Collateralization:         Excess  Spread  (as   described   above)  is
                                    applied,   to  the  extent   available   and
                                    required,  to make  accelerated  payments of
                                    principal to the Class A Notes then entitled
                                    to receive distributions of principal;  such
                                    application   will   cause   the   Aggregate
                                    Principal balance of the Notes to pay down more rapidly than the Receivables, thus increasing the O/C amount.

(3) Spread Account:                 The  Spread  Account  will  have an  initial
                                    deposit  of  3.0% of the  initial  aggregate
                                    principal  balance  of the  Receivables.  On
                                    each  Payment  Date,  if the O/C is at least
                                    10%  of  the  outstanding   balance  of  the
                                    Receivables,   excess   cashflow   will   be
                                    deposited to the Spread Account to build it to 6% of outstanding principal balance of the Receivables, and can step down over time to 2.5% of the initial aggregate principal balance of the Receivables.

(4) FSA Policy:                     FSA will issue an Insurance Policy that will
                                    unconditionally and irrevocably guarantee to the Class A Noteholders timely payment of the distribution amounts of interest and principal on each payment date.

--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/6/98           reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

        Nomura Securities International, Inc. - Structured Finance Desk
                        CPS AUTO RECEIVABLES TRUST 1998-3


Collateral:                         Motor  vehicle  retail   installment   sales
                                    contracts made to borrowers who would not be
                                    expected   to   qualify   for    traditional
                                    financing (sub-prime borrowers),  secured by
                                    new and used motor  vehicles  and light duty
                                    trucks,  vans and mini-vans purchased by CPS
                                    and its affiliates,  Samco  Acceptance Corp.
                                    (`Samco')  and Linc  Acceptance  Company LLC
                                    (`Linc'),   from   Dealers   and   financial
                                    institutions  who  regularly  originate  and
                                    sell   such   contracts   to  CPS   and  its
                                    affiliates.

Servicing/Trustee Fees:             The Receivables are subject to certain fees,
                                    including a Servicing Fee of 2.00% per annum
                                    payable  monthly  and  based on the  current
                                    Aggregate    Principal    balance   of   the
                                    Receivables. Fees payable to the Trustee and Backup Servicer equal to a per annum rate
                                    0.08% on the current aggregate principal balance of the Receivables will be payable by the Trust.

Tax Considerations:                 The trust  will not be  characterized  as an
                                    association taxable as a corporation or as a publicly traded partnership. The Class A
                                    Notes will be characterized as debt for federal income tax purposes.

Prospectus:                         The Class A Notes are being offered pursuant
                                    to a Prospectus  which includes a Prospectus
                                    Supplement  (together,   the  `Prospectus').
                                    Complete  information  with  respect  to the
                                    Class  A  Notes   and  the   collateral   is
                                    contained  in the  Prospectus.  The material
                                    presented   herein  is   qualified   in  its
                                    entirety by the information appearing in the
                                    Prospectus. To the extent that the foregoing
                                    is  inconsistent  with the  Prospectus,  the
                                    Prospectus  shall  govern  in all  respects.
                                    Sales  of  the  Class  A  notes  may  not be
                                    consummated   unless   the   purchaser   has
                                    received the Prospectus.

Origination:                        The Receivables  were  originated  under the
                                    following programs:

                                    (1) Standard Program;

                                    (2) First  Time   Buyers,   for  first  time
                                        automobile buyers, with higher credit standards than the Standard Program;

                                    (3) Alpha Program, for buyers who exceed the
                                        credit   guidelines   of  the   Standard
                                        Program;

                                    (4) Super  Alpha  Program,  for  buyers  who
                                        exceed the credit guidelines of the Alpha Program;

                                    (5) Delta  Program,   for  buyers  who  fall
                                        beneath the credit guidelines of the Standard Program and

                                    (6) Linc   Program,   offered  by  Linc  and
                                        including credit requirements which are slightly more stringent than those under the Alpha Program.

                                    The  Receivables  were originated by CPS and
                                    its affiliates,  Samco and Linc. Samco is an
                                    80%   owned   subsidiary   of   CPS,   which
                                    originates   loans   to  CPS'   underwriting
                                    criteria   through    independent    finance
                                    companies located primarily in rural areas of the South and Southeast. Linc is an 80% owned subsidiary of CPS which originates loans to the underwriting criteria of the Linc Program from deposit institutions such as banks, thrifts, and credit unions.

--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/6/98           reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

         Nomura Securities International, Inc. - Structured Finance Desk
                        CPS AUTO RECEIVABLES TRUST 1998-3



                               Derived Information


                               $235,532,000 Notes



               Consumer Portfolio Services Auto Receivables Trust
                        Asset Backed Notes, Series 1998-3


--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/6/98           reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

        Nomura Securities International, Inc. - Structured Finance Desk
                        CPS AUTO RECEIVABLES TRUST 1998-3




To Maturity

----------- ------------- -------- ------------- -------------- --------------- ------------ ----------- -------------
Securities       Size      Class %   Benchmark    Expected WAL     Est. Prin.     Expected     Stated     Expected
   (1)                    of Coll.                                Pmt. Window      Final        Final      Ratings
                                                                    (mos.)        Maturity     Maturity   S&P/Moody's
----------- ------------- -------- ------------- -------------- --------------- ------------ ----------- -------------
   A-1       $36,000,000  14.98       2M LIBOR       0.22             1-5          12/98         8/99       A-1+/P-1
----------- ------------- -------- ------------- -------------- --------------- ------------ ----------- -------------
   A-2       $87,500,000  36.41      12M LIBOR       1.00             5-21          4/00        10/01       AAA/Aaa
----------- ------------- -------- ------------- -------------- --------------- ------------ ----------- -------------
   A-3       $30,000,000  12.48     5 3/8% 6/00      2.00            21-27         10/00         6/02       AAA/Aaa
----------- ------------- -------- ------------- -------------- --------------- ------------ ----------- -------------
   A-4       $82,032,000  34.13     6 3/8% 9/01      3.28            27-57          4/03        10/03       AAA/Aaa
----------- ------------- -------- ------------- -------------- --------------- ------------ ----------- -------------



To Clean-up Call

----------- ------------- --------- -------------- ------------- -------------- ------------ ---------- ---------------
Securities      Size        Class %    Benchmark    Expected WAL    Est. Prin.    Expected     Stated       Expected
   (1)                                                             Pmt. Window      Final      Final         Ratings
                                                                     (mos.)       Maturity    Maturity     S&P/Moody's
----------- ------------- --------- -------------- ------------- -------------- ------------ ---------- ---------------
   A-4       $82,032,000    34.13     6 3/8% 9/01      3.17         27-45          4/02         N/A         AAA/Aaa
----------- ------------- --------- -------------- ------------- -------------- ------------ ---------- ---------------

(1) Prepayments are sized at 1.50 ABS



--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/6/98           reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

        Nomura Securities International, Inc. - Structured Finance Desk
                        CPS AUTO RECEIVABLES TRUST 1998-3



                              PROJECTED PERFORMANCE
                      Under Varying Prepayment Assumptions


To Maturity

ABS Speed                       0.00      1.00       1.50       1.75       2.00

Class A-1
Average Life (yrs)              0.34      0.25       0.22       0.21       0.20
Window (begin-end) (mos.)        1-8      1-5         1-5        1-4        1-4
Expected Final Maturity         3/99     12/98       12/98      11/98      11/98

Class A-2
Average Life (yrs)              1.84      1.21       1.00       0.92       0.85
Window (begin-end) (mos.)       8-35      5-25       5-21       4-19       4-18
Expected Final Maturity         6/01      8/00       4/00       2/00       1/00

Class A-3
Average Life (yrs)              3.19      2.38       2.00       1.84       1.70
Window (begin-end) (mos.)       35-42    25-32       21-27      19-25      18-23
Expected Final Maturity         1/02      3/01       10/00      8/00       6/00

Class A-4
Average Life (yrs)              4.16      3.67       3.28       3.05       2.80
Window (begin-end) (mos.)       42-57    32-57       27-57      25-57      23-49
Expected Final Maturity         4/03      4/03       4/03       4/03       8/02



To Clean-up Call

ABS Speed                       0.00      1.00       1.50       1.75       2.00

Class A-4
Average Life (yrs)              4.13      3.60       3.17       2.94       2.69
Window (begin-end) (mos.)       42-54    32-50       27-45      25-42      23-38
Expected Final Maturity         1/03      9/02       4/02       1/02       9/01

--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/6/98           reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

         Nomura Securities International, Inc. - Structured Finance Desk
                        CPS AUTO RECEIVABLES TRUST 1998-3





                               Collateral Summary




--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/6/98           reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        NOMURA ASSET CAPITAL CORPORATION             Page 1 of 4
                       CPS SECURITY 1998-3 SENT 07/02/98
Records:    18,847
Balance:    240,339,160.19
Selection:  All Records
--------------------------------------------------------------------------------


                             No of      % of           Total            % of
Current Balance              Loans      Count         Balance          Balance
---------------              -----      -----         -------          -------

     0.01-    5,000.00         126       0.67        546,383.38         0.23
 5,000.01-   10,000.00       4,037      21.42     33,989,045.42        14.14
10,000.01-   15,000.00      10,422      55.30    129,397,411.64        53.84
15,000.01-   20,000.00       3,428      18.19     58,146,021.89        24.19
20,000.01-   25,000.00         801       4.25     17,411,309.11         7.24
25,000.01-   30,000.00          33       0.18        848,988.75         0.35

Total:                      18,847     100.00    240,339,160.19       100.00

Min: 1,045  Max: 27,493  Avg: 12,752



                      No of     % of             Total           % of
Gross Coupon          Loans    Count            Balance         Balance
------------          -----    -----            -------         -------

15.501-16.000             1     0.01           22,723.78           0.01
16.501-17.000           354     1.88        5,341,017.90           2.22
17.001-17.500           179     0.95        2,659,588.01           1.11
17.501-18.000         2,232    11.84       31,427,137.70          13.08
18.001-18.500           262     1.39        3,630,512.87           1.51
18.501-19.000         2,314    12.28       32,992,606.85          13.73
19.001-19.500            13     0.07          164,154.61           0.07
19.501-20.000         1,803     9.57       24,980,158.16          10.39
20.001-20.500         1,656     8.79       22,719,156.20           9.45
20.501-21.000         5,502    29.19       66,778,742.74          27.79
21.001-21.500           109     0.58        1,153,346.43           0.48
21.501-22.000           729     3.87        8,843,205.83           3.68
22.001-22.500             5     0.03           58,589.13           0.02
22.501-23.000         1,300     6.90       14,822,295.87           6.17
23.001-23.500            23     0.12          237,273.07           0.10
23.501-24.000         2,207    11.71       22,942,983.59           9.55
24.001-24.500             7     0.04           86,680.83           0.04
24.501-25.000           114     0.60        1,159,432.58           0.48
25.001-25.500             6     0.03           52,869.90           0.02
25.501-26.000             6     0.03           49,599.03           0.02
26.501-27.000             3     0.02           27,127.24           0.01
27.001-27.500             3     0.02           19,094.52           0.01
27.501-28.000             3     0.02           25,263.28           0.01
28.501-29.000            10     0.05           87,638.67           0.04
29.001-29.500             2     0.01           13,981.22           0.01
29.501-30.000             4     0.02           43,980.18           0.02

Total:               18,847   100.00      240,339,160.19         100.00

Min: 15.950   Max: 30.000  WAC: 20.447



                       No of        % of           Total             % of
Original Term          Loans        Count         Balance           Balance
-------------          -----        -----         -------           -------

19- 24                    92        0.49          526,800.94          0.22
25- 30                   147        0.78        1,075,262.30          0.45
31- 36                   618        3.28        5,037,244.09          2.10
37- 42                   458        2.43        4,443,044.82          1.85
43- 48                 1,762        9.35       18,165,357.54          7.56
49- 54                 1,329        7.05       16,092,435.72          6.70
55- 60                14,441       76.62      194,999,014.78         81.13

Total:                18,847      100.00      240,339,160.19        100.00

Min: 24   Max: 60  Wgt Avg: 57.6


--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/6/98           reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        NOMURA ASSET CAPITAL CORPORATION             Page 2 of 4
                       CPS SECURITY 1998-3 SENT 07/02/98
Records:    18,847
Balance:    240,339,160.19
Selection:  All Records
--------------------------------------------------------------------------------


                    No of       % of             Total              % of
Remaining Term      Loans       Count           Balance            Balance
--------------      -----       -----           -------            -------
19- 24                92         0.49          526,800.94            0.22
25- 30               148         0.79        1,079,813.73            0.45
31- 36               618         3.28        5,035,828.81            2.10
37- 42               459         2.44        4,456,663.59            1.85
43- 48             1,764         9.36       18,196,311.61            7.57
49- 54             1,336         7.09       16,179,977.60            6.73
55- 60            14,430        76.56      194,863,763.91           81.08

Total:            18,847       100.00      240,339,160.19          100.00

Min: 21   Max: 60  Wgt Avg: 56.7


                    No of       % of             Total              % of
Year                Loans       Count           Balance            Balance
----                -----       -----           -------            -------
90                   107        0.57          805,481.11            0.34
91                   279        1.48        2,193,352.33            0.91
92                   552        2.93        4,927,961.83            2.05
93                 1,181        6.27       11,868,728.42            4.94
94                 2,395       12.71       27,190,270.02           11.31
95                 5,018       26.62       62,817,398.47           26.14
96                 4,357       23.12       58,334,570.18           24.27
97                 3,461       18.36       48,008,903.02           19.98
98                 1,485        7.88       24,005,811.14            9.99
99                    12        0.06          186,683.67            0.08

Total:            18,847      100.00      240,339,160.19          100.00



                     No of       % of             Total              % of
New or Used          Loans       Count           Balance            Balance
-----------          -----       -----           -------            -------
New                  1,371        7.27       21,968,477.72            9.14
Used                17,476       92.73      218,370,682.47           90.86

Total:              18,847      100.00      240,339,160.19          100.00


--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/6/98           reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        NOMURA ASSET CAPITAL CORPORATION             Page 3 of 4
                       CPS SECURITY 1998-3 SENT 07/02/98
Records:    18,847
Balance:    240,339,160.19
Selection:  All Records
--------------------------------------------------------------------------------


State               No of       % of             Total              % of
Concentrations      Loans       Count           Balance            Balance
--------------      -----       -----           -------            -------
CA                  3,384       17.96       45,656,756.59           19.00
FL                  1,257        6.67       15,891,893.01            6.61
NC                  1,157        6.14       15,420,378.26            6.42
TX                  1,116        5.92       14,899,131.82            6.20
AL                  1,040        5.52       13,057,850.53            5.43
LA                    996        5.28       12,982,914.54            5.40
PA                  1,005        5.33       12,555,024.13            5.22
MI                    884        4.69       11,233,838.04            4.67
IL                    876        4.65       10,587,808.44            4.41
GA                    667        3.54        8,454,152.84            3.52
TN                    642        3.41        7,759,040.05            3.23
NY                    621        3.29        7,524,218.52            3.13
MD                    442        2.35        5,671,424.72            2.36
SC                    400        2.12        5,094,582.25            2.12
WA                    359        1.90        4,638,893.12            1.93
IN                    389        2.06        4,564,868.10            1.90
NJ                    345        1.83        4,306,983.71            1.79
OH                    368        1.95        4,261,200.50            1.77
NV                    332        1.76        4,098,905.63            1.71
MS                    309        1.64        3,914,194.66            1.63
MN                    300        1.59        3,618,831.90            1.51
VA                    264        1.40        3,494,795.71            1.45
HI                    279        1.48        3,366,102.89            1.40
KY                    240        1.27        2,753,404.80            1.15
Other               1,175        6.23       14,531,965.43            6.05

Total:             18,847      100.00      240,339,160.19          100.00



                    No of       % of             Total              % of
Contract Date       Loans       Count           Balance            Balance
-------------       -----       -----           -------            -------
1997-05                 1        0.01            9,852.99            0.00
1997-08                 1        0.01           11,874.58            0.00
1997-10                 1        0.01           13,618.77            0.01
1997-11                 5        0.03           69,901.86            0.03
1997-12                 4        0.02           47,131.45            0.02
1998-01                15        0.08          173,535.01            0.07
1998-02               105        0.56        1,206,455.35            0.50
1998-03             1,213        6.44       14,900,346.53            6.20
1998-04             5,746       30.49       72,988,797.63           30.37
1998-05             8,042       42.67      103,040,145.31           42.87
1998-06             3,714       19.71       47,877,500.71           19.92

Total:             18,847      100.00      240,339,160.19          100.00



                    No of       % of             Total              % of
Rule 78             Loans       Count           Balance            Balance
-------             -----       -----           -------            -------
NO                 15,380       81.60      194,551,311.78            80.95
YES                 3,467       18.40       45,787,848.41            19.05

Total:             18,847      100.00      240,339,160.19           100.00

--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/6/98           reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        NOMURA ASSET CAPITAL CORPORATION             Page 4 of 4
                       CPS SECURITY 1998-3 SENT 07/02/98
Records:    18,847
Balance:    240,339,160.19
Selection:  All Records
--------------------------------------------------------------------------------



                    No of       % of             Total              % of
Program             Loans       Count           Balance            Balance
-------             -----       -----           -------            -------
ALPH                8,900       47.22      120,074,410.96            49.96
DELT                1,835        9.74       21,165,688.50             8.81
FTB                 1,634        8.67       17,413,914.76             7.25
LINC                  316        1.68        4,266,548.44             1.78
STD                 5,998       31.82       74,834,495.79            31.14
SUAL                  164        0.87        2,584,101.74             1.08

Total:             18,847      100.00      240,339,160.19           100.00



                    No of       % of             Total              % of
Source              Loans       Count           Balance            Balance
------              -----       -----           -------            -------

CPS                17,464       92.66      223,225,370.84            92.88
LINC                  316        1.68        4,266,548.44             1.78
SAMCO               1,067        5.66       12,847,240.91             5.35

Total:             18,847      100.00      240,339,160.19           100.00



Table                      Page
-----                      ----
Current Balance              1
Gross Coupon                 1
Original Term                1
Remaining Term               2
Year                         2
New or Used                  2
State Concentrations         3
Contract Date                3
Rule 78                      3
Program                      4
Source                       4

--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/6/98           reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        NOMURA ASSET CAPITAL CORPORATION             Page 1 of 1
                       CPS SECURITY 1998-3 SENT 07/02/98
Records:    18,847
Balance:    240,339,160.19
Selection:  All Records
--------------------------------------------------------------------------------


                                               Total         Total        % of
                        No of     % of        Original      Current      Current
Amount Financed         Loans     Count       Balance       Balance      Balance

     0.01- 5,000.00       107     0.57      469,041.42      459,438.50     0.19
 5,000.01-10,000.00     3,908    20.74   32,978,643.69   32,629,597.54    13.58
10,000.01-15,000.00    10,452    55.46  130,063,549.13  129,105,357.88    53.72
15,000.01-20,000.00     3,502    18.58   59,412,865.74   59,016,155.82    24.56
20,000.01-25,000.00       845     4.48   18,392,270.47   18,282,424.08     7.61
25,000.01-35,000.00        33     0.18      850,729.89      846,186.37     0.35

Total:                 18,847    100.00 242,167,100.34  240,339,160.19   100.00

Min: 2,597   Max: 27,849  Wgt Avg: 12,849
--------------------------------------------------------------------------------
Neither the Seller nor the Servicer referred to above (i) has reviewed or participated in the preparation hereof, (ii) is responsible for the accuracy hereof or (iii) has authorized the dissemination hereof.
--------------------------------------------------------------------------------
[NOMURA LOGO]    ADDITIONAL   INFORMATION   IS  AVAILABLE   UPON  REQUEST.   The
___&___S-8       information   contained  herein  is  based  on  sources  Nomura
                 Securities  International,   Inc.  ("Nomura")  believes  to  be
7/6/98           reliable.  Nomura  makes no  representation  or  warranty  such information  is accurate or complete.  Nothing herein should be considered an offer to sell or  solicitation of an offer to buy any securities.  All information is hypothetical or preliminary and subject to change. No such information  should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate,  and any such  assumption  may differ from actual  results.  Prospective
                 investors   are  advised  to  consult  the  final   prospectus,
                 prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis, or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.

Copyrights(c) 1995. Nomura Securities International, Inc.           Form No. 124
--------------------------------------------------------------------------------